Net Income Per Common Share (Computation Of Basic And Diluted Net Income Per Share Attributable To The Company) (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Aug. 29, 2015	Aug. 30, 2014
Net Income Per Common Share [Abstract]
Net income attributable to Cal-Maine Foods, Inc.	$ 143,023	$ 27,655
Basic weighted-average common shares (including Class A)	48,163	48,130
Restricted shares	335	245
Common stock options		24
Dilutive potential common shares	48,498	48,399
Basic	$ 2.97	$ 0.57
Diluted	$ 2.95	$ 0.57